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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 27, 1998


                   Integrated Systems Consulting Group, Inc.
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              (Exact Name of Registrant as Specified in Charter)

Pennsylvania                                       0-28206                                  23-2528944
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(State or Other Jurisdiction              (Commission File Number)                       (I.R.S. Employer
of Incorporation)                                                                       Identification No.)

575 East Swedesford Road, Wayne, Pennsylvania                                                 19087
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(Address of Principal Executive Offices)                                                    (Zip Code)
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Registrant's telephone number, including area code:  (610) 989-7000




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Item 2.  Acquisition or Disposition of Assets.

         On February 27, 1998, Integrated Systems Consulting Group, Inc. (the
"Company") acquired all of the outstanding capital stock of WaveFront
Consulting, Inc. ("WaveFront"), a privately held Virginia corporation. The
WaveFront stock was acquired (pursuant to a Stock Purchase Agreement, dated
February 27, 1998, among the Company and the shareholders of WaveFront (the
"Stock Purchase Agreement")) in exchange for approximately $3,650,000 in cash, subject to certain adjustments. The Company also agreed to pay additional cash to the WaveFront shareholders on a contingent basis based on the performance of WaveFront. The consideration paid and payable to the former WaveFront shareholders was determined in negotiations between the Company's management and the former WaveFront shareholders based on the current value of WaveFront.

         The WaveFront shareholders consist of Reed Wellman, Douglas J.
Stinson, Nitin Malhotra, Michael Spitalney and Robert A. Wenger (the
"Sellers"). None of the Sellers have any material relationship with the Company or any of its affiliates, any director or officer of the Company or any associate of any director or officer, except that each of the Sellers has entered into an Employment Agreement with the Company and WaveFront. The
Company funded the acquisition of WaveFront from its cash on hand.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired:

         The financial statements required by this Item will be filed by an amendment on Form 8-K/A within 60 days of the date of filing this report.

         (b)      Pro Forma Financial Information:

         The pro forma financial statements required by this Item will be filed by an amendment on Form 8-K/A within 60 days of the date of filing this report.

         (c)      Exhibits:

                  2.       Stock Purchase Agreement between Integrated Systems
                           Consulting Group, Inc. and Reed Wellman, Douglas J.
                           Stinson, Nitin Malhotra, Michael Spitalney and
                           Robert A. Wenger, dated February 27, 1998.

                  10.1     Form of Employment Agreement between WaveFront
                           Consulting, Inc., Integrated Systems Consulting
                           Group, Inc and each of the WaveFront shareholders, dated February 27, 1998.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   INTEGRATED SYSTEMS CONSULTING GROUP, INC.


                                                 By:    /s/ DAVID D. GATHMAN
                                                     -------------------------
                                                 Executive Vice President and
                                                 Chief Financial Officer

Date:  March 16, 1998


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                                 EXHIBIT INDEX


         2.       Stock Purchase Agreement between Integrated Systems
                  Consulting Group,Inc. and Reed Wellman, Douglas J. Stinson,
                  Nitin Malhotra, Michael Spitalney and Robert A. Wenger, dated February 27, 1998 (the Schedules, as listed on the Index to Schedules in the Stock Purchase Agreement, are omitted from this Report but will be furnished supplementally to the Commission upon request).

         10.1     Form of Employment Agreement among WaveFront Consulting,
                  Inc., Integrated Systems Consulting Group, Inc and each of the WaveFront shareholders, dated February 27, 1998.


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